Exhibit 10.32

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN AFFORDED CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO
DEVELOPMENT, SUPPLY AND SUBCONTRACTING AGREEMENT

This Amendment No. 1 to the Development, Supply and Subcontracting Agreement (the “Agreement”), dated as of May 30, 2001, by and between American Bank Note Holographics, Inc., a Delaware corporation (“ABNH”), with its principal place of business at 2 Applegate Drive, Robbinsville, NJ  08691, and CFC International, Inc., a Delaware corporation (“CFC”), with its principal place of business at 500 State Street, Chicago Heights, IL  60411, is entered into as of January 4, 2006. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, ABNH and CFC are parties to the Agreement, under which ABNH currently purchases from CFC, and CFC sells to ABNH, the HoloMag Foils as described in Schedule A of the Agreement;

WHEREAS, ABNH has created custom HoloMag images for, and has entered into supply agreements with [*], [*], [*] and [*] and is negotiating additional potential supply agreements with other customers; and

WHEREAS, ABNH and CFC desire to amend certain terms of the Agreement.

NOW, THEREFORE, the parties covenant and agree as follows:

1.0                                 Section 1 of the Agreement is hereby amended as follows:

(i)                                     The sentence under Section 1(b) that reads “ABNH agrees to remit payment to CFC within 30 days from receipt of a valid invoice.” shall be labeled and referred to as Section 1(c).

(ii)                                  Section 1(d) shall be deleted and replaced with the following new Section 1(d): “ABNH agrees to purchase * of its HoloMag Foil from CFC subject to the satisfaction of the following conditions by CFC on an ongoing basis: (i) CFC is in compliance with all of its obligations under this Agreement, including but not limited to, the procedures and specifications set forth in the attached Amended Schedule A, (ii) the quality of the HoloMag Foil products produced by CFC is comparable in all material respects to any alternative or competing products available in the market, and (iii) CFC complies with the reasonable requests of ABNH or its customers pertaining to modifications in product features, quality, service, security or delivery as long as such requests are consistent with industry

*  Confidential

practice. In the event that ABNH notifies CFC in writing than CFC is not in compliance with the conditions and requirements set forth in the foregoing sentence, CFC shall have a period of 45 days from the date of such notice to cure such non-compliance. If such non-compliance is not cured within such 45-day period, ABNH shall have the right, but not the obligation to procure or manufacture the HoloMag Foils or any component thereof from any other source.”

2.0                                 Section 2 of the Agreement is hereby amended as follows:

(i)                                     The second paragraph of paragraph (a) thereof shall be labeled and referred to as Section 2(b). In the new 2(b), insert on line five after the word “[*]” the following: “or any security hologram, holographic magnetic stripe or other security device that competes with any product currently supplied by ABNH to the aforementioned accounts, including but not limited to HoloMag. [*].”

(ii)                                  The following new sentence shall be added at the end of Section 2(b):  “To the extent there is an inconsistency between any purchase orders submitted by ABNH and the terms of this Agreement, the terms of this Agreement shall prevail. CFC represents that its maximum manufacturing capabilities are [*]. ABNH will not order more than CFC’s maximum capabilities in any month unless the parties mutually agree to an increased amount.”

3.0                                 Section 3 of the Agreement is hereby amended as follows:

Section 3(a) is hereby deleted, and replaced by the following: “Effective on January 4, 2006 (“Amendment No. 1 Effective Date”), the Agreement shall renewed for a period of five (5) years (the “Term”), and shall automatically renew for successive terms of five (5) years unless either party provides the other Party not less than six (6) months notice of non-renewal thereof prior to the end of the then current Term.”

4.0                                 Section 9 is hereby amended by deleting paragraphs (a) and (b) and replacing it with the following:

(a)                                  if to ABNH at:

American Bank Note Holographics, Inc.
2 Applegate Drive
Robbinsville, NJ  08691
Attention:  Chief Executive Officer
Telephone:  (609) 632-0800
Facsimile:  (609) 632-0850

* Confidential

with a copy to:

Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103-3198
Attention:  Paul Jacobs, Esq.
Facsimile:  (212) 318-3400

(b)                                 if to CFC at:

500 State Street
Chicago Heights, IL  60411
Attention:  Dennis Lakomy, Chief Financial Officer
Facsimile:  (708) 758-3976

with a copy to:

Holland & Knight LLP
One Mid America Plaza, Suite 1000
Oakbrook Terrace, IL  60181-4710
Attn:  Carl Neumann, Esq.
Facsimile:  (630) 954-2112

5.0                                 A new Section 18 is hereby added as follows:

18.           Schedule B Price Adjustments.

[*]

All measurements of the Index will take place on the last published data for the year end. Any price adjustments will be retroactive to January 1 of the year following the year applicable to the Annual Index Change.

6.0                                 A new Section 19 is hereby added as follows:

19.           ABNH HoloMag facility

CFC agrees that ABNH may build or operate its own HoloMag production facility. After ABNH commences operations of its facility, ABNH will be entitled to produce its own HoloMag Foil requirements. After ABNH commences operations of its facility, ABNH will purchase at least 15% of its total finished HoloMag Foil requirements from CFC and will not purchase such requirements from a third party, subject to the satisfaction of the following conditions by CFC on an ongoing basis: (i) CFC is in compliance with all of its obligations under this Agreement including but not limited to the procedures and specifications set forth in the attached Amended Schedule A, (ii) the quality of the HoloMag product, or

*Confidential

ingredients as applicable, produced by CFC is comparable in all material respects to any alternative or competing products available in the market, and (iii) CFC complies with reasonable requests of ABNH or its customers pertaining to modifications in product features, quality, service, security or delivery as long as such requests are consistent with industry practice. Subject to the foregoing conditions, ABNH also intends to purchase other ingredients or materials from CFC as required in ABNH’s sole discretion. The parties understand that ABNH does not currently intend to solicit assistance from CFC in the design or operation of ABNH’s HoloMag facility, but in the event that ABNH requests such assistance, the parties will negotiate in good faith the terms of an agreement for such assistance.

7.0                                 A new Section 20 is hereby added as follows:

20.           Product Changes

If ABNH requires a change in the product features of specifications that materially changes the product from what is contemplated under Amended Schedule A, CFC and ABNH will use their best efforts to cooperate on the required changes. If such changes in the features or specifications result in an increase in cost to CFC, then CFC and ABNH will negotiate in good faith an increase in price, which shall reflect the increase in cost to CFC plus a reasonable margin.

8.0                                 A new Section 21 is hereby added as follows:

21.           Insurance

CFC shall procure the following insurance coverage at its own expense with respect to the manufacture of HoloMag. Such insurance shall be issued by financially responsible and property licensed insurance carriers rated at least A VIII by Best’s Rating Guide (or otherwise acceptable to ABNH and its customers) and with minimum limits as set forth below. Such insurance shall be maintained in full force and effect for the duration of this Agreement and my renewals thereof:

WORKERS’ COMPENSATION:  Statutory Workers Compensation as required by applicable law.

EMPLOYER’S LIABILITY with a minimum limit of $1,000,000.

COMMERCIAL GENERAL LIABILITY INSURANCE:  including PRODUCTS, COMPLETED OPERATIONS including CONTRACTUAL LIABILITY INSURANCE with the following minimum limits for Bodily Injury and Property Damage on an Occurrence basis: $1,000,000 per occurrence and $2,000,000 annual aggregate.

COMMERCIAL AUTOMOBILE INSURANCE including owned, leased, hired or non-owned autos subject to minimum limits of $1,000,000 for bodily injury and physical damage.

COMMERCIAL EXCESS/UMBRELLA LIABILITY INSURANCE subject to minimum limits of $5,000,000 for bodily injury and physical damage.

CRIME/FIDELITY BOND including employee dishonesty, robbery, fraud, theft, forgery, alteration, mysterious disappearance and destruction. The minimum limit shall be $1,000,000 per loss.

PROFESSIONAL LIABILITY for negligent acts, errors or omissions in connection with the services provided under this agreement with a minimum limit of $1,000,000 per occurrence.

If any of the above insurance is written on a claims-made basis, then CTC shall maintain such insurance for five (5) years after the termination of this Agreement.

Without limiting CFC’s indemnification duties as outlined herein. ABNH and its designated customers shall be named as an additional insured under the Commercial General Liability, Commercial Automobile Liability and Commercial Excess/Umbrella Liability listed above for any claims and losses arising out of, allegedly arising out of or in any way connected to CFC’s manufacture of HoloMag under this Amended Agreement. The insurers shall agree that CFC’s insurance is primary and any insurance maintained by ABNH or its customers shall be excess and non-contributing to CFC’s insurance.

Annually, CFC shall furnish a certificate, satisfactory to ABNH from each insurance company evidencing that the above insurance is in force in compliance with the terms of this insurance section, stating policy numbers, dates and expiration and limits of liability, and further providing than the insurance will not be canceled or materially changed until the expiration of at least thirty (30) days after written notice of such cancellation or change has been mailed to and received by ABNH. Fulfillment of obligations to procure insurance shall not otherwise relieve CFC of any liability hereunder or modify CFC’s obligations to indemnify ABNH. In the event the above insurance requirements are not met, ABNH, may at its option, purchase such coverage at the expense of CFC.

WAIVER OF SUBROGATION:  CFC agrees to waive subrogation against ABNH and its customers for any injuries to its employees arising out of or in any way related to CFC’s manufacture of HoloMag under this Agreement or for damage or loss to CFC’s personal property. Further, CFC agrees that it shall ensure that the Workers’ Compensation/Employer’s Liability and All Risk Replacement Cost (Property) insurers, providing the coverage required above, agree to waive subrogation, in favor of ABNH and its customers, for any claims arising out of or in any way connected to CFC’s performance of the manufacture of HoloMag under this Agreement or property covered by CFC’s property insurance.

9.0                                 Schedule A of the Agreement is hereby deleted and replaced with the attached Amended Schedule A.

10.0                           Schedule B of the Agreement is hereby deleted and replaced with the attached Amended Schedule B an B1. The prices set forth on Amended Schedule B and B1 shall take effect retroactively to November 1, 2005. Since ABNH has been ordering product based on the Schedule B prices then in effect, promptly after the execution of this Agreement, CFC will bill ABNH for the difference in price between Schedule B and Amended Schedule B for any products ordered by ABNH starting on November 1, 2005 through the effective date of this Agreement.

11.0                           Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

12.0                           Counterparts. This Amendment may be executed in counterparts and all counterparts shall constitute one document, notwithstanding that all the parties may not be signatories to the same counterpart.

13.0                           Entire Agreement. Except as expressly provided herein, the Agreement shall remain unchanged and in full force and effect. Both parties are obligated to comply with all of the terms of the Agreement (including without limitation as amended by this Amendment) unless specifically waived or modified in writing. The failure to enforce any specific term of the Agreement does not constitute a waiver of a breach of the Agreement. [*].

[Signature page follows]

* Confidential

IN WITNESS WHEREOF, the undersigned have hereby executed this Amendment as of the date first set forth above.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

By:	/s/ Kenneth H. Traub
	Name:	Kenneth H. Traub
	Title:	President and CEO

CFC INTERNATIONAL, INC.

By:	/s/ Roger Hruby
	Name:	Roger Hruby
	Title:	Chairman

AMENDED SCHEDULE A

PROCEDURES AND SPECIFICATIONS FOR CFC PRODUCTION OF HOLOMAG™ FOILS

In connection with the Development, Supply and Subcontracting Agreement signed by American Bank Note Holographics, Inc. (“ABNH”) and CFC International, Inc. (“CFC”) (jointly, the “Parties”) on May 30, 2001, as amended on January 4, 2006, the schedule below sets forth the material production procedures, specifications and security procedures for CFC to follow in the manufacture of the HoloMag™ Foils for ABNH’s requirements.

1.             Production Procedures

The sequence of steps for the manufacture of the HoloMag™ Foils is set forth below:

(a)                                  [*]

(b)                                 [*]

(c)                                  [*]

(d)                                 [*]

(e)                                  [*]

(f)                                    [*]

(g)                                 [*]

(h)                                 [*]

(i)                                     [*]

(j)                                     [*]

2.             Product Specifications

The HoloMag™ Foils shall have the following specifications:

(a)                                  [*]

(i)                                     [*]

(ii)                                  [*]

(b)                                 [*]

* Confidential

(i)                                     [*]

(ii)                                  [*]

(iii)                               [*]

(iv)                              [*]

(c)                                  [*]

(i)                                     [*]

(ii)                                  [*]

(iii)                               [*]

(d)                                 [*]

(i)                                     [*]

(ii)                                  [*]

(iii)                               [*]

(iv)                              [*]

(v)                                 [*]

(vi)                              [*]

3.             Security Procedures

(a)                                  CFC will comply with all of the procedures set forth below as well as the requests of ABNH’s customers as long as those requests are consistent with the normal and customary security requirements for such customers’ secure vendors and are consistent with all Federal, State and local requirements.[*]:

(i)                                     [*]

(ii)                                  ABNH and its customers will conduct periodic security inspections of CFC’s facilities to confirm that CFC’s facility complies with ABNH security requirements as set forth herein (the “Security Inspection”).

(iii)                               [*]

* Confidential

2

(iv)                              [*]

(v)                                 All corrective actions must be made by CFC prior to running any further security jobs for ABNH.

(b)                                 [*]

[*]:

(i)                                     [*]

(ii)

(iii)                               [*]

(iv)          [*]

(c)                                  Physical Security Procedures

(i)                                     High Security Areas. Any area of CFC’s facility, which temporarily or permanently stores any HoloMag™ Foils or in which work on any HoloMag Foils may be performed, is a high security area (“CFC High Security Area”). In every CFC High Security Area, CFC must maintain a level of physical security that includes:

[*]

(ii)                                  [*]

(iii)                               [*]

(iv)          [*]

(v)           [*]

(vi)          [*]

(d)                                 Obligations Following Initial Security Certification

(i)                                     CFC must be in compliance with industry standards at all times and must notify ABNH prior to redefining or making important changes to the security procedures or security devices that were in place at the most recent security inspection.

* Confidential

[Signature page follows]

3

IN WITNESS WHEREOF, the undersigned have hereby executed this Agreement as the date first set forth above.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

By:	/s/ Kenneth H. Traub
Name: Kenneth H. Traub
Title: President and CEO

CFC INTERNATIONAL, INC.

By:	/s/ Gregory Jehlik
Name: Gregory Jehlik
Title: President and CEO

FIGURE A-1

DIAGRAM

[*]

* Confidential

Amended Schedule B

HOLOMAG™ PRICING
[*]
PRICES BASED ON AGGREGATE OF P/O’S ISSUED AT THE SAME TIME

HICO - SILVER

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

HICO - TINTED (GOLD OR OTHER)

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

LOCO - SILVER

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

LOCO - TINTED (GOLD OR OTHER)

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

*Confidential

Amended Schedule B1

HOLOMAG™ PRICING [*] PRICES BASED ON AGGREGATE OF P/O’S ISSUED AT THE SAME TIME

HICO – SILVER

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

HICO - TINTED (GOLD OR OTHER)

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

LOCO - SILVER

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

LOCO - (GOLD OR OTHER)

	1/2”		1/3”
Volume	Price/TI	Price/Roll	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

*Confidential

ABNH may implement the arrangement in this Amended Schedule B1 at any time for any proportion of its requirements and will notify CFC accordingly.

SCHEDULE C	(Rev. 010406A)

ABNH PART #	CFC PART #	DESCRIPTION	COERCIVITY	WIDTH	TRACK	LCP

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Confidential